EXHIBIT 10.34

NOTICE OF GRANT OF STOCK OPTIONS        Global Marine Inc.
     ID: 95-1849298
     777 N. Eldridge Parkway
     P. O. Box 4577
     Houston, TX 77210

[Optionee's Name and Address]      Option Number:
     Plan:    GM98
     ID:


Effective                , you have been granted a(n) Incentive
Stock Option to buy           shares of Global Marine Inc. (the
Company) stock at $          per share.

The total option price of the shares granted is $          .

Shares in each period will become fully vested on the date shown.

     SHARES         VEST TYPE      FULL VEST      EXPIRATION

                    On Vest Date
                    On Vest Date
                    On Vest Date
                    On Vest Date


This option is granted under and governed by the terms and conditions of the Global Marine 1998 Stock Option and Incentive
Plan and the attached terms and conditions, all of which are made a part of this document.

                                                       Form 1A(2)
                                                           (2-99)

                        GLOBAL MARINE INC.

                      TERMS AND CONDITIONS
                                OF
                   INCENTIVE STOCK OPTION GRANT
       (Global Marine 1998 Stock Option and Incentive Plan)

     GLOBAL MARINE INC. (the "Company"), desiring to afford you an opportunity to purchase shares of the Company's Common Stock, $.10 par value ("Common Stock"), and to provide you with an added incentive as an employee of, consultant to, or other person providing key services to the Company or of one or more of its Related Companies, has established the following terms and conditions under which it has granted you an option ("Option") under the Global Marine 1998 Stock Option and Incentive Plan to purchase a number of shares of such Common Stock during a specified term and at a specified price, all as set forth on the cover page of this Notice of Grant of Stock Options ("Notice"), subject to and upon the terms and conditions set forth on the cover page and below. This Option is intended, to the extent permitted at any given time, to qualify as an "incentive stock option" within the meaning of Section 422A of the U.S. federal Internal Revenue Code of 1986, as amended and in effect at such time (an "Incentive Stock Option"), but no warranty is made as to such qualification. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR PRIOR TO EXERCISING THIS OPTION AND PRIOR TO DISPOSING OF ANY SHARES ACQUIRED UPON SUCH EXERCISE.

1.   SPECIFICATION OF DATE, NUMBER OF SHARES, OPTION PRICE AND
     TERM.

     (a) The date of this Option is the effective date set forth in the first paragraph on the cover page of this Notice.

     (b) The number of shares of the Company's Common Stock optioned hereby is the number of shares set forth in the first paragraph on the cover page of this Notice, subject to adjustments under Section 7.

     (c) Subject to acceleration under Sections 2 and 5 and to adjustments under Section 7, the shares optioned hereby first become purchasable in the four installments set forth under "Shares" in the table on the cover page of this Notice, each installment first becoming purchasable at the date set forth for that installment under "Full Vest" in said table.

     (d) The per share option price under this Option is the price set forth in the first paragraph on the cover page of this Notice, subject to adjustments under Section 7.

     (e) The term of this Option is ten years beginning on the date of this Option and expiring on the date set forth under "Expiration" in the table on the cover page of this Notice; upon the expiration of such term, this Option shall expire and may not be exercised.

2. INSTALLMENT PROVISIONS AND ACCELERATION. This Option is not exercisable in any part until the earliest of the dates specified in this Section and in Section 5 below.

     The installments set forth in the table on the cover page of this Notice and referred to in Section 1(c) are cumulative, so that each matured installment or any portion thereof may be exercised at any time until the expiration or prior termination of this Option.

     In the event that stock of the Company representing more than fifty percent of the voting power of the stock of the Company then outstanding is acquired by an individual, partnership, joint venture, corporation or other entity ("Purchaser"), or by a group of Purchasers acting in concert for purposes of acquiring such stock, or by any "person" as defined in Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended, this Option will immediately become exercisable as to the full number of shares optioned hereby and referred to in Section 1(b), to the extent not previously exercised, and will remain exercisable as to said full number of shares until the expiration or prior termination of this Option; provided, however, that if the foregoing acceleration provision becomes operative during the six-month period immediately following the date of this Option, then this Option shall immediately become exercisable as to said full number of shares upon the expiration of said six-month period and remain exercisable until the expiration or prior termination of this Option.

     Nothing contained in this section shall be interpreted in a way which permits you to purchase a number of shares in excess of the number of shares optioned hereby and referred to in
     Section 1(b).

3. METHOD OF EXERCISE. This Option may be exercised from time to time, in accordance with its terms, by written notice thereof signed and delivered by you or another person entitled to exercise this Option to the Corporate Secretary of the Company at its principal executive office in Houston, Texas, or as it may hereafter be located. Such notice shall state the number of shares being purchased and shall be accompanied by the payment in full in cash of the option price for such number of shares. Such payment may also be made, in whole or in part, by the surrender of shares of Common Stock of Global Marine Inc., any such shares of Common Stock so surrendered to be deemed to have a value equal to the Fair Market Value of the shares. Promptly after receipt of such notice and payment, the Company shall issue certificates to you or such other person exercising this Option.

4. TRANSFERABILITY. You may not transfer this Option other than by will or by the laws of descent and distribution or, if applicable, as authorized by the following sentence, and this Option shall be exercisable during your lifetime only by you or, if applicable, by a transferee authorized by the following sentence. To the extent this Option is a nonqualified stock option and is not subject to incentive stock option treatment under the Internal Revenue Code or applicable rules or regulations thereunder, this Option or any portion thereof may be transferred by you to (i) your spouse, children or grandchildren ("Immediate Family Members"), (ii) a trust or trusts for your exclusive benefit and/or the exclusive benefit of Immediate Family Members, (iii) a partnership in which you and/or Immediate Family Members are the only partners, (iv) a transferee pursuant to a judgment, decree or order relating to child support, alimony or marital property rights that is made pursuant to a domestic relations law of a state or country with competent jurisdiction (a "Domestic Relations Order"), or
     (v) such other transferee as may be approved by the Compensation Committee of the Company's Board of Directors in its sole and absolute discretion; provided, however, that (x) the Board of Directors of the Company and its Compensation Committee each reserves the right to prohibit any transfer with or without cause in its sole and absolute discretion, and
     (y) subsequent transfers of this Option or any portion thereof are prohibited except those to or by you in accordance with this Section, by will or the laws of descent and distribution, or pursuant to a Domestic Relations Order. Following any transfer, this Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and any and all references to you in this Notice shall be deemed to refer to the transferee; provided, however, that any and all references to employment or events of termination of employment shall continue to mean your employment or events of termination of your employment, and following any such event the options shall be exercisable by the transferee only to the extent and for the periods specified in this Notice. In addition, notwithstanding any transfer of this Option or any portion thereof, you will continue to be subject to withholding in connection with any exercise, if applicable, as provided for in the Global Marine 1998 Long-Term Stock Option and Incentive Plan. Each transfer shall be effected by written notice thereof duly signed and delivered by the transferor to the Corporate Secretary of the Company at its principal executive office in Houston, Texas, or as it may hereafter be located. Such notice shall state the name and address of the transferee, the amount of this Option being transferred, and such other information as may be requested by the Corporate Secretary. The person or persons entitled to exercise this Option shall be that person or those persons appearing on the registry books of the Company as the owner or owners of this Option, and the Company may treat the person or persons in whose name or names this Option is registered as the owner or owners of this Option for all purposes. The Company shall have no obligation to, or liability for any failure to, notify you or any transferee of any termination of this Option at or prior to its normal expiration date or of any event that will or might result in such termination.

5. TERMINATION OF EMPLOYMENT. If your employment by the Company and its Related Companies is terminated by reason of your death, disability or retirement, or your active employment by the Company and its Related Companies is terminated by the Company or any such Related Company other than for cause (to mean acts of misconduct harmful to the Company, inadequate performance or incompetence), this Option will immediately become exercisable as to the full number of shares optioned hereby and referred to in Section 1(b), to the extent not previously exercised, and will remain exercisable as to said full number of shares until the expiration or prior termination of this Option; provided, however, that if the foregoing acceleration provision becomes operative during the six-month period immediately following the date of this Option, then this Option shall immediately become exercisable as to said full number of shares upon the expiration of said six-month period and remain exercisable until the expiration or prior termination of this Option. Except in cases of termination of employment by reason of death, disability or retirement, this Option shall remain exercisable for the longer of three months after termination of active employment or such acceleration, whichever is later, the period during which you are entitled to receive salary continuation under any agreement, policy, plan or other arrangement with the Company or any of its Related Companies, or the period during which you continue as a member of the Company's board of directors, said period in any event not to extend beyond the expiration of the term of this Option. Upon expiration of the foregoing period, this Option shall terminate in all respects. At the time your employment by the Company and its Related Companies terminates, this Option shall expire and terminate in all respects as to all shares other than the shares as to which this Option can be exercised at the time or as a result of such termination. For purposes of this Notice: (a) a termination of your "active employment" with the Company and its Related Companies will be deemed to occur (i) at the close of business on the last day on which you are assigned to a position with the Company or any Related Company for the purpose of performing your occupation, in the case of termination by the Company or any Related Company other than for cause or (ii) at the time of termination of your employment with the Company and its Related Companies in any other case; and (b) a termination of your "employment" with the Company and its Related Companies will be deemed to occur at the close of business on the earliest of (i) the last day on which you are assigned to a position with the Company or any of its Related Companies for the purpose of performing your occupation, in the case of termination by reason of your death, disability or retirement, (ii) the last day of the period during which you are entitled to receive salary continuation under any agreement, policy, plan or other arrangement with the Company or any of its Related Companies, in the case of termination by the Company or any of its Related Companies other than for cause, (iii) the last day of an approved leave of absence if you do not resume the performance of your occupation for the Company or any of its Related Companies on or before the next business day, and (iv) the last day on which you are assigned to a position with the Company or any of its Related Companies for the purpose of
     performing your occupation in any other case.   It is
     expressly noted that an exercise of this Option after termination of your employment or active employment (including an exercise within the time limits set forth in this Section
     5 or in Section 6) may, depending on the reason for such termination and the manner in which this Option is exercised, disqualify this Option as an Incentive Stock Option for federal income tax purposes, and that you should consult your tax advisor before relying on this Option's qualification as an Incentive Stock Option.

6. DEATH, DISABILITY OR RETIREMENT. In the event of your death, disability or retirement, you or your legal representative or representatives, or the person or persons entitled to do so under your last will and testament or under applicable intestate laws, shall have the right to exercise this Option, to the extent not previously exercised, as to the lesser of the full number of shares optioned hereby and referred to in
     Section 1(b) hereof or such lesser number of shares as shall have resulted from the operation of Section 5, and such right shall lapse and this Option shall terminate upon the later of
     (i) three years after the date of termination of employment,
     (ii) three years after the date this Option accelerates under
     Section 5, (iii) three years after the date of your death, disability or retirement if it occurs during or at the end of any period of salary continuation under any agreement, policy, plan or other arrangement with the Company or any of its Related Companies, or (iv) the end of the period during which you continue as a member of the Company's board of directors, but in no event later than the expiration of the specified term of this Option. For purposes of Section 5 and this
     Section 6, the term "disability" shall mean a physical or mental condition which totally and permanently prevents you from engaging in any substantial gainful activity, as reasonably determined in good faith by the Compensation Committee of the Board of Directors of Global Marine Inc.

7. ADJUSTMENTS. If outstanding shares of the class then subject to this Option are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then there shall be substituted for each share then subject to the unexercised portion of this Option the number and class of shares or securities into or for which each outstanding share of the class subject to this Option shall be so changed or exchanged, all without any change in the aggregate purchase price for the shares then subject to the unexercised portion of this Option, but with a corresponding adjustment in the purchase price per share.
     Such adjustments shall become effective on the effective date of any such transaction; except that in the event of a stock dividend or of a stock split effected by means of a stock dividend or distribution, such adjustments shall become effective immediately after the record date therefor.

     Upon a dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property of the Company ("Terminating Transactions"), this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Plan under which this Option was granted, or the substitution for such options of any options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the person then entitled to exercise any unexercised portions of this Option shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate, to exercise this Option to the extent not theretofore exercised.

     Adjustments under this Section 7 shall be made by the Company's Board of Directors whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under this Option or in connection with any such adjustment.

8. LIMITATION. You or any other person entitled to exercise this Option shall be entitled to the privileges of stock ownership in respect of shares subject to this Option only when such shares have been issued and delivered as fully paid shares upon exercise of this Option in accordance with its terms.

9. REQUIREMENTS OF LAW AND OF STOCK EXCHANGES. The issuance of shares upon the exercise of this Option shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of such shares. In addition, neither the Company nor any Related Company shall be required to issue or deliver any certificate or certificates for such purchase upon exercise of this Option prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of the same class are then listed.

     By accepting this Option, you represent and agree for yourself and your transferees by will or by the laws of descent and distribution or otherwise that unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, any and all shares so purchased shall be acquired for investment and not for sale or distribution and each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired by good faith for investment and not for sale or distribution. In the event the Company's legal counsel shall, at the Company's request, advise it that registration under the Securities Act of 1933 of the shares as to which this Option is at the time being exercised is required prior to issuance thereof, neither the Company nor any Related Company shall be required to issue or deliver such shares unless and until such legal counsel shall advise that such registration has been completed or is not required.

     By accepting this Option you further represent and agree for yourself and your transferees by will or the laws of descent and distribution that if you are an officer of the Company or any other person who might be deemed an "affiliate" of the Company under the Securities Act of 1933 at the time any shares acquired upon exercise of this Option are proposed to be sold, you or they will not sell any shares purchased on exercise of this Option (a) without giving thirty-days' advance notice in writing to the Company, and (b) until the Company has advised you or them that such sale may be made without registration under the Securities Act of 1933 or, if such registration is required, that such registration has been effected.

10. CONTINUED EMPLOYMENT. As further consideration for the granting of this Option, and by accepting this Option, you agree to remain in the employment of the Company or one or more of its Related Companies at the pleasure of the Company or such Related Company for a continuous period of at least one year after the date hereof or up to your 65th birthday, whichever may be earlier, at the salary rate in effect on the date hereof or at such higher rate as may be fixed from time to time by the Company or such Related Company. Military service leave and/or sick leave shall be counted toward this period of employment. You agree that you will during such employment devote your time, energy and skills during all normal working hours to the service of the Company or Related Company and the promotion of its interests subject to vacations, military service leave, sick leave and other absences in accordance with the regular policies of the Company or its Related Company.

11. GLOBAL MARINE 1998 STOCK OPTION AND INCENTIVE PLAN. This Option is subject to, and the Company and you are bound by, all of the terms and conditions of the Global Marine 1998 Stock Option and Incentive Plan as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive you, without your consent, of this Option or any rights hereunder. Pursuant to such Plan, the Board of Directors of the Company or its Committee established for such purposes is authorized to adopt rules and regulations not inconsistent with the Plan and to take such action in the administration of the Plan as it shall deem proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by you or any other persons entitled to exercise this Option.

12. DEFINITION OF CERTAIN TERMS. Capitalized terms used in this Notice and not defined herein are used as they are defined in the Global Marine 1998 Stock Option and Incentive Plan as the same shall have been amended from time to time. The term "you," and related terms such as "your" used in this Notice refer to the individual whose name appears first on the cover page of this Notice.